                                                                   EXHIBIT 10(b)
SIFCO INCENTIVE PLAN 1996                         10/26/95

The incentive plan payout should be linked to superior performance of each unit and based on surpassing pre-determined BASE goals.


                                             DIVISION PBT NECESSARY TO ACHIEVE A RONA OF:
                                             --------------------------------------------

                                             Return on Net Assets       10%                 5%
                            Net Assets
                            ----------
FORGE                            7384                                   1731               1115
SSP                             11010                                   2335               1418
MINN                             3800                                    883                567
TAMPA                            6698                                   1616               1058
IRELAND                         14160                                   2323               1537
                                -----                                   ----               ----
Total Net Assets                43052      Total Division Profit        8889               5694




                                                          INCENTIVE Calculations
                                                          ----------------------
                                  1995                                                  1996
            ------------------------------------------     ----------------------------------------------------------------
            Estimated      As % of              Bonus %    Plan        As % of                       5%    Incremental
               DPBT      Net Assets    Bonus    of DPBT    DPBT      Net Assets     BASE            Bonus   15% Bonus  Total
            ---------    ----------    -----    -------    ----      ----------     ----            -----   ---------  -----
                                       C>
FORGE            400            5%       0        0.0%      1016         14%         900    12.2%     **
SSP              450            4%       0        0.0%      1338         12%        1200    10.9%       60      21        81
MINN              40            1%       0        0.0%       649         17%         500    13.2%       25      22        47
TAMPA            800         11.9%      63        7.9%       967         14%         900    13.4%       45      10        55
IRELAND         1690         11.9%     169       10.0%      1875         13%        1500    10.6%       75      56       131
                ----                   ---                  ----                    ----                                 ---
TOTAL           3380                   232                  5845                    5000                                 314

NOTE:     No bonus will be paid if DPBT is below BASE threshold.
          5% bonus paid at BASE threshold.
          15% additional bonus on incremental DPBT over BASE threshold.
          Maximum payout limited to 50% of salary.
       ** FORGE Incentive Plan Linked to Gainsharing and Annual Plan performance.
